Exhibit 99.1

PRESS RELEASE	Contact: Debra Cope
January 22, 2024 8:00 AM ET	Director of Corporate Communications
Desk (703) 481-4599
Mobile (202) 468-3184

MainStreet Bancshares Inc. Delivered Consistent 2023 Earnings Despite Market Turmoil

Year-End and Fourth Quarter Results Underscore Steady Progress in Challenging Environment

FAIRFAX, Va., January 22, 2024 /PRNewswire/ -- MainStreet Bancshares, Inc. (Nasdaq: MNSB & MNSBP), the holding company for MainStreet Bank, reported net income of $26.6 million for the year ended December 31, 2023, consistent with expectations. Earnings per share for the year totaled $3.25.

Annualized returns for 2023 included:

Return on Average Equity (ROAE):	12.66%
Return on Average Assets (ROAA):	1.38%
Net Interest Margin (NIM) (tax equivalent):	4.08%
Efficiency Ratio:	56.7%
Liquidity Coverage Ratio:	133%
Core Deposit Ratio:	74%
FDIC Insured Deposits / Total Deposits:	77%
Allowance for Credit Losses (ACL):	1.01%
Tangible Book Value per Common Share:	$23.86

“We’ve maintained a steady course, meeting customer credit needs and delivering healthy shareholder value at a time when community banks across our region and the nation face intense headwinds,” said Jeff W. Dick, Chairman and CEO of MainStreet Bancshares Inc. and MainStreet Bank.

“It’s worth reflecting on what an extraordinarily challenging year this was,” he continued. “In the first quarter of 2023, we witnessed the second, third, and fourth largest bank failures in U.S. history. The fallout increased the impact of historically steep interest rate hikes. Yet MainStreet Bancshares has not just persevered but prospered. We see a bright future for all facets of our business, and we continue to invest in innovation as our Avenu embedded banking solution comes to fruition.”

Strong Fundamentals

“Our core banking business is thriving,” added Abdul Hersiburane, MainStreet Bank’s President. “Core deposits rose to 74% in the fourth quarter, up from 68% in the third quarter, and in the same period our wholesale deposits declined from 31% to 24%. Net loans, meanwhile, were up 8% for the year.”

The Company’s loan book totaled $1.73 billion at the end of 2023, and concentrations are well managed, with commercial real estate standing at 373% of total capital, below the board-set limit of 375%. The quality of the loan portfolio remained pristine, with negligible net chargeoffs and past-due loans.

The cumulative net interest margin rested at 4.08% for the year, as funding costs began to stabilize. While this measure has trended down quarter over quarter, the Company’s levels have consistently remained higher than most of its peers due to strong balance sheet management.

Fortifying Avenu for Growth

Since it went live in the third quarter, Avenu has continued to make progress in attracting and onboarding customers. Its inaugural client, Safari Pay, has now entered the beta stage and is gradually adding customers and conducting transactions. As Avenu ramps up and begins compliance reviews and onboarding with additional customers, the team will continue to harden and test systems and fortify the operation to scale up.

“We set out to build from scratch a compliance-centric system that can connect our partners and their apps directly and seamlessly to MainStreet Bank’s banking core,” Dick noted. “This was never a modest task because we weren’t interested in jumping onboard the middleware bandwagon. We wanted to build our embedded banking solution with meticulous care, bringing our deep understanding of regulatory and business challenges to bear. We are confident that our embedded banking solution will prove innovative and enhance MainStreet Bank’s deposit growth and support expanded lending."

ABOUT AVENU

Avenu, MainStreet Bank’s fully integrated Software as a Service (SaaS) solution, identified its first client on October 18. SafariPay, via its global money transmittance service PaySii, expects its customers to maintain average balances of $4 million on the platform.

Avenu — Banking Delivered

Avenu is the only embedded banking solution that connects our partners and their apps directly and seamlessly to a banking core — MainStreet Bank’s banking core. We are not a sponsor bank without our own technology, and we are not a middleware software company (aggregator) without our own bank. We are Avenu, a leading financial technology company backed by an established community business bank in the heart of Washington, D.C.

Avenu — Serving a Community of Innovation

Our clients are fintechs, application developers, money movers, and entrepreneurs. They all have one thing in common: They are innovating how money moves to solve real-world issues and help communities thrive. We are focused on servicing our community and long-term business relationships.

ABOUT MAINSTREET BANK: MainStreet operates six branches in Herndon, Fairfax, McLean, Leesburg, Clarendon, and Washington, D.C. MainStreet Bank has 55,000 free ATMs and a fully integrated online and mobile banking solution. The Bank is not restricted by a conventional branching system, as it can offer business customers the ability to Put Our Bank in Your Office®. With robust and easy-to-use online business banking technology, MainStreet has "put our bank" in thousands of businesses in the metropolitan area.

MainStreet Bank has a robust line of business and professional lending products, including government contracting lines of credit, commercial lines and term loans, residential and commercial construction, and commercial real estate. MainStreet also works with the SBA to offer 7A and 504 lending solutions. From sophisticated cash management to enhanced mobile banking and instant-issue Debit Cards, MainStreet Bank is always looking for ways to improve our customer's experience.

MainStreet Bank was the first community bank in the Washington, D.C., metropolitan area to offer a full online business banking solution. MainStreet Bank was also the first bank headquartered in the Commonwealth of Virginia to offer CDARS – a solution that provides multi-million-dollar FDIC insurance. Further information on the Bank can be obtained by visiting its website at mstreetbank.com.

This release contains forward-looking statements, including our expectations with respect to future events that are subject to various risks and uncertainties. The statements contained in this release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue,” and similar expressions are intended to identify such forward-looking statements. Factors that could cause actual results to differ materially from management's projections, forecasts, estimates and expectations include: fluctuation in market rates of interest and loan and deposit pricing, adverse changes in the overall national economy as well as adverse economic conditions in our specific market areas, future impacts of the novel coronavirus (COVID-19) outbreak, maintenance and development of well-established and valued client relationships and referral source relationships, and acquisition or loss of key production personnel. We caution readers that the list of factors above is not exclusive. The forward-looking statements are made as of the date of this release, and we may not undertake steps to update the forward-looking statements to reflect the impact of any circumstances or events that arise after the date the forward-looking statements are made. In addition, our past results of operations are not necessarily indicative of future performance.

UNAUDITED CONSOLIDATED BALANCE SHEET INFORMATION

(In thousands)

	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022*
ASSETS
Cash and cash equivalents
Cash and due from banks	$53,581	$44,912	$67,700	$225,334	$48,931
Federal funds sold	60,932	76,271	30,341	—	81,669
Total cash and cash equivalents	114,513	121,183	98,041	225,334	130,600
Investment securities available for sale, at fair value	59,928	56,726	60,579	63,209	62,631
Investment securities held to maturity, at amortized cost, net of allowance for credit losses of $0 for all periods	17,275	17,565	17,590	17,616	17,642
Restricted equity securities, at amortized cost	24,356	20,619	20,304	22,436	24,325
Loans, net of allowance for credit losses of $16,506, $15,626, $16,047, $15,435, and $14,114, respectively	1,705,137	1,681,444	1,637,484	1,617,275	1,579,950
Premises and equipment, net	13,944	14,275	14,427	14,521	14,709
Accrued interest and other receivables	12,390	11,184	10,256	9,744	9,581
Computer software, net of amortization	14,657	13,373	12,266	10,559	9,149
Bank owned life insurance	38,318	38,035	37,763	37,503	37,249
Other assets	34,914	47,087	40,641	36,811	39,915
Total Assets	$2,035,432	$2,021,491	$1,949,351	$2,055,008	$1,925,751
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Non-interest bearing deposits	$364,606	$394,859	$388,992	$487,875	$550,690
Interest bearing demand deposits	137,128	76,423	71,308	100,522	80,099
Savings and NOW deposits	45,878	46,550	51,294	53,499	51,419
Money market deposits	442,179	461,398	380,500	260,316	222,540
Time deposits	696,336	703,960	701,289	730,076	608,141
Total deposits	1,686,127	1,683,190	1,593,383	1,632,288	1,512,889
Federal funds borrowed	15,000	—	30,000	60,696	—
Federal Home Loan Bank advances	—	—	—	45,000	100,000
Subordinated debt	72,642	72,543	72,444	72,344	72,245
Other liabilities	40,146	52,015	43,016	39,692	42,335
Total Liabilities	1,813,915	1,807,748	1,738,843	1,850,020	1,727,469
Stockholders’ Equity:
Preferred stock	27,263	27,263	27,263	27,263	27,263
Common stock	29,198	29,188	29,177	29,185	28,736
Capital surplus	65,985	65,407	64,768	64,213	63,999
Retained earnings	106,549	102,694	97,646	91,991	86,830
Accumulated other comprehensive loss	(7,478)	(10,809)	(8,346)	(7,664)	(8,546)
Total Stockholders’ Equity	221,517	213,743	210,508	204,988	198,282
Total Liabilities and Stockholders’ Equity	$2,035,432	$2,021,491	$1,949,351	$2,055,008	$1,925,751

*Derived from audited financial statements

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME INFORMATION

(In thousands, except share and per share data)

	Year-to-Date		Three Months Ended
	December 31, 2023	December 31, 2022	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022
INTEREST INCOME:
Interest and fees on loans	$116,184	$78,872	$30,849	$29,750	$28,855	$26,731	$23,972
Interest on investment securities
Taxable securities	1,836	1,603	451	459	407	518	467
Tax-exempt securities	1,065	1,058	268	268	265	264	262
Interest on federal funds sold	5,038	2,312	1,510	1,217	1,179	1,132	1,071
Total interest income	124,123	83,845	33,078	31,694	30,706	28,645	25,772
INTEREST EXPENSE:
Interest on interest bearing demand deposits	1,892	601	1,058	240	251	343	256
Interest on savings and NOW deposits	546	203	146	145	147	108	81
Interest on money market deposits	13,924	1,547	5,639	4,156	2,926	1,203	781
Interest on time deposits	27,003	8,202	8,257	7,526	7,077	4,144	2,966
Interest on federal funds borrowed	299	—	25	35	201	38	—
Interest on Federal Home Loan Bank advances	1,224	347	118	186	13	906	264
Interest on subordinated debt	3,288	2,936	828	828	820	812	828
Total interest expense	48,176	13,836	16,071	13,116	11,435	7,554	5,176
Net interest income	75,947	70,009	17,007	18,578	19,271	21,091	20,596
Provision for credit losses	1,642	2,398	466	255	638	283	1,118
Net interest income after provision for credit losses	74,305	67,611	16,541	18,323	18,633	20,808	19,478
NON-INTEREST INCOME:
Deposit account service charges	2,149	2,420	510	514	535	590	610
Bank owned life insurance income	1,069	1,008	283	272	259	255	253
Loan swap fee income	—	619	—	—	—	—	—
Net gain on held-to-maturity securities	—	4	—	—	—	—	—
Net loss on sale of loans	—	(168)	—	—	—	—	—
Other non-interest income	420	951	68	177	16	158	196
Total other income	3,638	4,834	861	963	810	1,003	1,059
NON-INTEREST EXPENSES:
Salaries and employee benefits	28,267	23,801	7,129	6,924	6,595	7,621	6,775
Furniture and equipment expenses	2,787	2,786	804	713	772	498	710
Advertising and marketing	2,343	2,304	271	577	698	797	620
Occupancy expenses	1,684	1,471	397	375	426	486	378
Outside services	2,044	2,075	352	697	504	490	529
Administrative expenses	922	872	219	277	211	215	214
Other operating expenses	7,072	5,748	1,964	1,866	1,646	1,596	1,481
Total non-interest expenses	45,119	39,057	11,136	11,429	10,852	11,703	10,707
Income before income tax expense	32,824	33,388	6,266	7,857	8,591	10,108	9,830
Income tax expense	6,239	6,714	1,120	1,516	1,645	1,957	2,252
Net income	26,585	26,674	5,146	6,341	6,946	8,151	7,578
Preferred stock dividends	2,156	2,156	539	539	539	539	539
Net income available to common shareholders	$24,429	$24,518	$4,607	$5,802	$6,407	$7,612	$7,039
Net income per common share, basic and diluted	$3.25	$3.26	$0.61	$0.77	$0.85	$1.01	$0.95
Weighted average number of common shares, basic and diluted	7,522,913	7,529,382	7,527,327	7,524,332	7,522,764	7,517,213	7,433,607

UNAUDITED LOAN, DEPOSIT AND BORROWING DETAIL

(In thousands)

	December 31, 2023		September 30, 2023		December 31, 2022		Percentage Change
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total	Last 3 Mos	Last 12 Mos
LOANS:
Construction and land development loans	$429,637	24.9%	$426,698	25.1%	$393,783	24.6%	0.7%	9.1%
Residential real estate loans	474,602	27.5%	462,935	27.2%	394,394	24.7%	2.5%	20.3%
Commercial real estate loans	743,827	43.1%	734,615	43.1%	700,728	43.8%	1.3%	6.2%
Commercial and industrial loans	75,415	4.4%	73,855	4.3%	97,351	6.1%	2.1%	-22.5%
Consumer loans	3,610	0.1%	4,598	0.3%	13,336	0.8%	-21.5%	-72.9%
Total Gross Loans	$1,727,091	100.0%	$1,702,701	100.0%	$1,599,592	100.0%	1.4%	8.0%
Less: Allowance for credit losses	(16,506)		(15,626)		(14,114)
Net deferred loan fees	(5,448)		(5,631)		(5,528)
Net Loans	$1,705,137		$1,681,444		$1,579,950
DEPOSITS:
Non-interest bearing deposits	$364,606	21.6%	$394,859	23.5%	$550,690	36.4%	-7.7%	-33.8%
Interest-bearing deposits:
Demand deposits	137,128	8.1%	76,423	4.5%	80,099	5.3%	79.4%	71.2%
Savings and NOW deposits	45,878	2.7%	46,550	2.8%	51,419	3.4%	-1.4%	-10.8%
Money market accounts	442,179	26.2%	461,398	27.4%	222,540	14.7%	-4.2%	98.7%
Certificates of deposit $250,000 or more	442,662	26.3%	432,440	25.7%	370,005	24.5%	2.4%	19.6%
Certificates of deposit less than $250,000	253,674	15.1%	271,520	16.1%	238,136	15.7%	-6.6%	6.5%
Total Deposits	$1,686,127	100.0%	$1,683,190	100.0%	$1,512,889	100.0%	0.2%	11.5%
BORROWINGS:
Federal funds borrowed	15,000	17.1%	—	0.0%	—	0.0%	100.0%	100.0%
Federal Home Loan Bank advances	—	0.0%	—	0.0%	100,000	58.1%	-100.0%	-100.0%
Subordinated debt	72,642	82.9%	72,543	100.0%	72,245	41.9%	0.1%	0.5%
Total Borrowings	$87,642	100.0%	$72,543	100.0%	$172,245	100.0%	20.8%	-49.1%
Total Deposits and Borrowings	$1,773,769		$1,755,733		$1,685,134		1.0%	5.3%

Core customer funding sources (1)	$1,252,534	70.7%	$1,144,513	65.2%	$1,157,573	68.7%	9.4%	8.2%
Brokered and listing service sources (2)	433,593	24.4%	538,677	30.7%	355,316	21.1%	-19.5%	22.0%
Federal funds borrowed	15,000	0.8%	—	0.0%	—	0.0%	100.0%	100.0%
Federal Home Loan Bank advances	—	0.0%	—	0.0%	100,000	5.9%	0.0%	-100.0%
Subordinated debt (3)	72,642	4.1%	72,543	4.1%	72,245	4.3%	0.1%	0.5%
Total Funding Sources	$1,773,769	100.0%	$1,755,733	100.0%	$1,685,134	100.0%	1.0%	5.3%

(1)	Includes ICS, CDARS, and reciprocal deposits maintained by customers, which represent sweep accounts tied to customer operating accounts
(2)

Consists of certificates of deposit (CD) through multiple listing services and multiple brokered deposit services, as well as ICS and CDARS one-way certificates of deposit and regional money market accounts.

Excludes $187.2 million in core deposits placed in reciprocal networks for FDIC insurance coverage that will be classified as brokered deposits on the call report in pursuent to rule 12 CFR 337.6(e) as of December 31, 2023.
(3)	Subordinated debt obligation qualifies as Tier 2 capital at the holding company and Tier 1 capital at the Bank

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the three months ended December 31, 2023			For the three months ended December 31, 2022
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,720,790	$30,849	7.11%	$1,510,087	$23,972	6.30%
Securities:
Taxable	67,494	451	2.65%	70,776	467	2.62%
Tax-exempt	37,614	339	3.58%	38,007	332	3.46%
Federal funds and interest-bearing deposits	114,421	1,510	5.24%	124,865	1,071	3.40%
Total interest-earning assets	$1,940,319	$33,149	6.78%	$1,743,735	$25,842	5.88%
Other assets	57,877			55,559
Total assets	$1,998,196			$1,799,294
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$98,021	$1,058	4.28%	$81,724	$256	1.24%
Savings and NOW deposits	47,142	146	1.23%	53,570	81	0.60%
Money market deposit accounts	477,916	5,639	4.68%	213,530	781	1.45%
Time deposits	710,026	8,257	4.61%	613,262	2,966	1.92%
Total interest-bearing deposits	$1,333,105	$15,100	4.49%	$962,086	$4,084	1.68%
Federal funds borrowed	1,740	25	5.70%	2	—	—
FHLB advances	8,424	118	5.56%	23,913	264	4.38%
Subordinated debt	72,603	828	4.52%	72,206	828	4.55%
Total interest-bearing liabilities	$1,415,872	$16,071	4.50%	$1,058,207	$5,176	1.94%
Demand deposits and other liabilities	365,655			546,827
Total liabilities	$1,781,527			$1,605,034
Stockholders’ Equity	216,669			194,260
Total Liabilities and Stockholders’ Equity	$1,998,196			$1,799,294
Interest Rate Spread			2.28%			3.94%
Net Interest Income		$17,078			$20,666
Net Interest Margin			3.49%			4.70%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED AVERAGE BALANCE SHEETS, INTEREST AND RATES

(In thousands)

	For the year ended December 31, 2023			For the year ended December 31, 2022
	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)	Average Balance	Interest Income/ Expense (3)(4)	Average Yields/ Rate (annualized) (3)(4)
ASSETS:
Interest-earning assets:
Loans (1)(2)	$1,659,179	$116,184	7.00%	$1,442,716	$78,872	5.47%
Securities:
Taxable	68,815	1,836	2.67%	72,809	1,603	2.20%
Tax-exempt	37,810	1,348	3.57%	38,528	1,339	3.48%
Federal funds and interest-bearing deposits	103,840	5,038	4.85%	122,596	2,312	1.89%
Total interest-earning assets	$1,869,644	$124,406	6.65%	$1,676,649	$84,126	5.02%
Other assets	62,161			67,380
Total assets	$1,931,805			$1,744,029
Liabilities and Stockholders’ Equity:
Interest-bearing liabilities:
Interest-bearing demand deposits	$83,087	$1,892	2.28%	$85,566	$601	0.70%
Savings and NOW deposits	49,565	546	1.10%	63,401	203	0.32%
Money market deposit accounts	365,815	13,924	3.81%	137,066	1,547	1.13%
Time deposits	702,034	27,003	3.85%	642,918	8,202	1.28%
Total interest-bearing deposits	$1,200,501	$43,365	3.61%	$928,951	$10,553	1.14%
Federal funds borrowed	5,583	299	5.36%	2	—	—
FHLB advances	24,959	1,224	4.90%	23,986	347	1.45%
Subordinated debt	72,455	3,288	4.54%	65,176	2,936	4.50%
Total interest-bearing liabilities	$1,303,498	$48,176	3.70%	$1,018,115	$13,836	1.36%
Demand deposits and other liabilities	418,386			535,075
Total liabilities	$1,721,884			$1,553,190
Stockholders’ Equity	209,921			190,839
Total Liabilities and Stockholders’ Equity	$1,931,805			$1,744,029
Interest Rate Spread			2.95%			3.66%
Net Interest Income		$76,230			$70,290
Net Interest Margin			4.08%			4.19%

(1)	Includes loans classified as non-accrual
(2)	Total loan interest income includes amortization of deferred loan fees, net of deferred loan costs
(3)	Income and yields for all periods presented are reported on a tax-equivalent basis using the federal statutory rate of 21%
(4)	Refer to Appendix for reconciliation of non-GAAP measures

UNAUDITED SUMMARY FINANCIAL DATA

(Dollars in thousands except per share data)

	At or For the Three Months Ended		At or For the Year Ended
	December 31,		December 31,
	2023	2022	2023	2022
Per share Data and Shares Outstanding
Earnings per common share (basic and diluted)	$0.61	$0.95	$3.25	$3.26
Book value per common share	$25.81	$22.98	$25.81	$22.98
Tangible book value per common share(2)	$23.86	$21.75	$23.86	$21.75
Weighted average common shares (basic and diluted)	7,527,327	7,433,607	7,522,913	7,529,382
Common shares outstanding at end of period	7,527,415	7,442,743	7,527,415	7,442,743
Performance Ratios
Return on average assets (annualized)	1.02%	1.67%	1.38%	1.53%
Return on average equity (annualized)	9.42%	15.48%	12.66%	13.98%
Return on average common equity (annualized)	9.65%	16.72%	13.37%	14.99%
Yield on earning assets (FTE) (2) (annualized)	6.78%	5.88%	6.65%	5.02%
Cost of interest bearing liabilities (annualized)	4.50%	1.94%	3.70%	1.36%
Net interest spread (FTE)(2)	2.28%	3.94%	2.95%	3.66%
Net interest margin (FTE)(2) (annualized)	3.49%	4.70%	4.08%	4.19%
Noninterest income as a percentage of average assets (annualized)	0.17%	0.23%	0.19%	0.28%
Noninterest expense to average assets (annualized)	2.21%	2.36%	2.34%	2.24%
Efficiency ratio(3)	62.33%	49.45%	56.69%	52.19%
Asset Quality
Allowance for credit losses (ACL)
Beginning balance, ACL - loans	$15,626	$12,994	$14,114	$11,697
Add: current expected credit losses, nonrecurring adoption	—	—	895	—
Add: recoveries	9	2	22	19
Less: charge-offs	(137)	—	(468)	—
Add: provision for (recovery of) credit losses - loans	1,008	1,118	1,943	2,398
Ending balance, ACL - loans	$16,506	$14,114	$16,506	$14,114

Beginning balance, reserve for unfunded commitment (RUC)	$1,552	$—	$—	$—
Add: current expected credit losses, nonrecurring adoption	—	—	1,310	—
Add: provision for (reversal of) unfunded commitments, net	(543)	—	(301)	—
Ending balance, RUC	$1,009	$—	$1,009	$—
Total allowance for credit losses	$17,515	$14,114	$17,515	$14,114

Allowance for credit losses on loans to total gross loans	0.96%	0.88%	0.96%	0.88%
Allowance for credit losses to total gross loans	1.01%	0.89%	1.01%	0.89%
Allowance for credit losses on loans to non-performing loans	16.44	N/A	16.44	N/A
Net charge-offs (recoveries) to average gross loans (annualized)	0.03%	0.00%	0.03%	0.00%
Concentration Ratios
Commercial real estate loans to total capital (4)	372.50%	377.54%	372.50%	377.54%
Construction loans to total capital (5)	137.67%	137.41%	137.67%	137.41%
Non-performing Assets
Loans 30-89 days past due to total gross loans	0.04%	0.00%	0.04%	0.00%
Loans 90 days past due to total gross loans	0.00%	0.00%	0.00%	0.00%
Non-accrual loans to total gross loans	0.06%	0.00%	0.06%	0.00%
Non-performing assets	$1,004	$—	$1,004	$—
Non-performing assets to total assets	0.05%	0.00%	0.05%	0.00%
Regulatory Capital Ratios (Bank only) (1)
Total risk-based capital ratio	17.18%	16.27%	17.18%	16.27%
Tier 1 risk-based capital ratio	16.22%	15.47%	16.22%	15.47%
Leverage ratio	14.66%	15.05%	14.66%	15.05%
Common equity tier 1 ratio	16.22%	15.47%	16.22%	15.47%
Other information
Closing stock price	$24.81	$27.49	$24.81	$27.49
Tangible equity / tangible assets (2)	10.24%	9.87%	10.24%	9.87%
Average tangible equity / average tangible assets (2)	10.22%	10.39%	10.31%	10.66%
Number of full time equivalent employees	186	168	186	168
Number of full service branch offices	6	6	6	6

(1)	Regulatory capital ratios as of December 31, 2023 are preliminary
(2)	Refer to Appendix for reconciliation of non-GAAP measures
(3)	Efficiency ratio is calculated as non-interest expense as a percentage of net interest income and non-interest income
(4)	Commercial real estate includes only non-owner occupied and construction loans as a percentage of Bank capital
(5)	Construction loans as a percentage of Bank capital

Unaudited Reconciliation of Certain Non-GAAP Financial Measures

(Dollars In thousands)

	For the three months ended December 31,		For the year ended December 31,
	2023	2022	2023	2022
Net interest margin (FTE)
Net interest income (GAAP)	$17,007	$20,596	$75,947	$70,009
FTE adjustment on tax-exempt securities	71	70	283	281
Net interest income (FTE) (non-GAAP)	17,078	20,666	76,230	70,290

Average interest earning assets	1,940,319	1,743,735	1,869,644	1,676,649
Net interest margin (GAAP)	3.48%	4.69%	4.06%	4.18%
Net interest margin (FTE) (non-GAAP)	3.49%	4.70%	4.08%	4.19%

	For the three months ended December 31,		For the year ended December 31,
	2023	2022	2023	2022
Yield on earning assets (FTE)
Total interest income	$33,078	$25,772	$124,123	$83,845
FTE adjustment on tax-exempt securities	71	70	283	281
Total interest income (FTE) (non-GAAP)	33,149	25,842	124,406	84,126

Average interest earning assets	1,940,319	1,743,735	1,869,644	1,676,649
Yield on earning assets (GAAP)	6.76%	5.86%	6.64%	5.00%
Yield on earning assets (FTE) (non-GAAP)	6.78%	5.88%	6.65%	5.02%

	For the three months ended December 31,		For the year ended December 31,
	2023	2022	2023	2022
Net interest spread (FTE)
Yield on earning assets (GAAP)	6.76%	5.86%	6.64%	5.00%
Yield on earning assets (FTE) (non-GAAP)	6.78%	5.88%	6.65%	5.02%

Yield on interest-bearing liabilities	4.50%	1.94%	3.70%	1.36%
Net interest spread (GAAP)	2.26%	3.92%	2.94%	3.64%
Net interest spread (FTE) (non-GAAP)	2.28%	3.94%	2.95%	3.66%

	As of December 31,		As of December 31,
	2023	2022	2023	2022
Stockholders equity, adjusted
Total stockholders equity (GAAP)	$221,517	$198,282	$221,517	$198,282
Less: intangible assets	14,657	9,149	14,657	9,149
Tangible stockholders equity (non-GAAP)	206,860	189,133	$206,860	$189,133
Less: preferred stock	27,263	27,263	27,263	27,263
Tangible common stockholders equity (non-GAAP)	179,597	161,870	179,597	161,870

Common shares outstanding	7,527,415	7,442,743	7,527,415	7,442,743
Tangible book value per common share (non-GAAP)	$23.86	$21.75	$23.86	$21.75

	As of December 31,		As of December 31,
	2023	2022	2023	2022
Total assets, adjusted
Total assets (GAAP)	$2,035,432	$1,925,751	$2,035,432	$1,925,751
Less: intangible assets	(14,657)	(9,149)	(14,657)	(9,149)
Total tangible assets (non-GAAP)	2,020,775	1,916,602	2,020,775	1,916,602

	For the three months ended December 31,		For the year ended December 31,
	2023	2022	2023	2022
Average stockholders equity, adjusted
Total average stockholders equity (GAAP)	$216,669	$194,225	$209,921	$190,839
Less: average intangible assets	(13,929)	(8,143)	(11,996)	(5,471)
Total average tangible stockholders equity (non-GAAP)	202,740	186,082	197,925	185,368

	For the three months ended December 31,		For the year ended December 31,
	2023	2022	2023	2022
Average assets, adjusted
Total average average assets (GAAP)	$1,998,196	$1,799,259	$1,931,805	$1,744,029
Less: average intangible assets	(13,929)	(8,143)	(11,996)	(5,471)
Total average tangible assets (non-GAAP)	1,984,267	1,791,116	1,919,809	1,738,558